                                                                      EXHIBIT 99

                             Joint Filer Information

Name:                                 Watanabe Group
Address:                              Pauahi Tower
                                      1001 Bishop Street, Suite 1570
                                      Honolulu, HI 96813
Designated Filer:                     Lava Management, LLC
Issuer and Ticker Symbol:             Hoku Scientific, Inc. (HOKU)
Date of Requiring Event:              February 7, 2006

Name:                                 Gwendolyn A. Watanbe
Address:                              Pauahi Tower
                                      1001 Bishop Street, Suite 1570
                                      Honolulu, HI 96813
Designated Filer:                     Lava Management, LLC
Issuer and Ticker Symbol:             Hoku Scientific, Inc. (HOKU)
Date of Requiring Event:              February 7, 2006

Name:                                 Lava Ventures VII, LP
Address:                              Pauahi Tower
                                      1001 Bishop Street, Suite 1570
                                      Honolulu, HI 96813
Designated Filer:                     Lava Management, LLC
Issuer and Ticker Symbol:             Hoku Scientific, Inc. (HOKU)
Date of Requiring Event:              February 7, 2006

Name:                                 Lava Ventures III, LLC
Address:                              Pauahi Tower
                                      1001 Bishop Street, Suite 1570
                                      Honolulu, HI 96813
Designated Filer:                     Lava Management, LLC
Issuer and Ticker Symbol:             Hoku Scientific, Inc. (HOKU)
Date of Requiring Event:              February 7, 2006

Name:                                 Lava Ventures, LLC
Address:                              Pauahi Tower
                                      1001 Bishop Street, Suite 1570
                                      Honolulu, HI 96813
Designated Filer:                     Lava Management, LLC
Issuer and Ticker Symbol:             Hoku Scientific, Inc. (HOKU)
Date of Requiring Event:              February 7, 2006